UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2007

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Amendment of Plans and Agreements in connection with Section 409A of the Internal Revenue Code.

Congress enacted Section 409A of the Internal Revenue Code in 2004.  Section 409A generally provides that amounts deferred under “nonqualified deferred compensation plans” will be currently includable in income if not subject to a substantial risk of forfeiture, unless the plan meets specified design and operational requirements.  Final regulations for Section 409A were issued in April 2007.  The transition period for amending plans to comply with Section 409A ends on December 31, 2007.

On July 19, 2007, our Board approved amendments to the following plans to comply with final and transition regulations issued pursuant to Section 409A:

•                  Supplemental Executive Retirement Plan (SERP)

•                  Restoration Plan

•                  2002 Director Stock Option and Fee Plan

In addition, on July 18, 2007, the Compensation Committee of our Board of Directors approved amendments to the Amended and Restated Change of Control Employment Agreement and Form of Amended and Restated Change of Control Employment Agreement – CEO, in order to comply with final and transition regulations issued pursuant to Section 409A.

The amendments to the foregoing plans and agreements approved by the Board and the Compensation Committee generally consisted of conforming defined terms to those provided pursuant to Section 409A and, where appropriate, providing for a 6-month delay in the payment of amounts to covered officers.

On July 19, 2007, our Board also amended the following plans to clarify that they are exempt from Section 409A:

•                  1999 Stock Incentive Plan

•                  2001 Stock Incentive Plan

•                  Management Incentive Compensation Plan.

On July 18, 2007, the Compensation Committee also amended the following plans and agreements to clarify that they are exempt from Section 409A:

•                  Executive Severance Plan – Chief Executive Officer

•                  Executive Severance Plan – Senior Vice Presidents and Elected Vice Presidents

•                  Form of Amended and Restated Change of Control Employment Agreements  – Senior VP

•                  2004 Omnibus Incentive Compensation Plan

•                  Long-Term Performance Share Program (under 2004 Omnibus Incentive Compensation Plan)

The amendments to the foregoing plans and agreements generally consisted of clarifying the timing of payments and conforming to certain safe harbor exemptions from Section 409A.

Descriptions of the foregoing plans and agreements are set forth in our Proxy Statement with respect to our 2007 Annual Meeting of Stockholders held on May 16, 2007.  The descriptions of the amendments set forth above are qualified in all respects by reference to the amended plans and agreements, which will be filed with our Report on Form 10-Q for the quarter ended July 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: July 24, 2007	By:	/s/ Janis L. Harwell
Janis L. Harwell
Senior Vice President,
General Counsel and
Corporate Secretary